UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2026
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JAMES HARDIE INDUSTRIES plc
(Exact name of registrant as specified in its charter)
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Ireland (State or other jurisdiction of incorporation or organization)	1-15240 (Commission File Number)	98-0382260 (I.R.S. Employer Identification Number)
1st Floor, Block A One Park Place Upper Hatch Street, Dublin 2		D02 FD79 Ireland
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (353) 1411 6924
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, 0.59 Euro par value per share	JHX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2026, James Hardie Industries plc (the “Company”) announced that its Board of Directors (the “Board”) appointed Jennifer Kong-Picarello as an independent, Class III director, effective October 1, 2026. The Company expects that Ms. Kong-Picarello will be appointed to the Company’s Audit Committee in November 2026.

Ms. Kong-Picarello, 48, currently serves as Senior Vice President and Chief Financial Officer of Terex Corporation, a global manufacturer of specialty vehicles and industrial equipment. Prior to joining Terex, Ms. Kong-Picarello was Senior Vice President and Chief Financial Officer of the Energy Management segment of Schneider Electric SE from 2022 to 2025. Before that, she held a number of financial leadership roles at Honeywell International Inc. from 2013 to 2022, including Vice President and Chief Financial Officer of its Intelligrated warehouse automation and material handling business. Her earlier career included finance and audit leadership roles at Tyco International, following a foundation in public accounting at Deloitte.

There are no arrangements or understandings between Ms. Kong-Picarello and any other person pursuant to which Ms. Kong-Picarello was selected as a director, and there are no transactions between Ms. Kong-Picarello and the Company that would require disclosure under Item 404(a) of Regulation S-K. Ms. Kong-Picarello does not have any family relationships with any executive officer or director of the Company. Ms. Kong-Picarello will receive the standard compensation amounts payable to non-employee directors of the Company and will enter into the Company’s standard form Deed of Access, Insurance and Indemnity for directors. For a description of the Company’s director compensation policy, see the section titled “Compensation Discussion and Analysis—Non-Executive Director Compensation” as set forth in the Company’s most recent Proxy Statement as filed with the U.S. Securities and Exchange Commission on July 1, 2026.

Item 7.01 - Regulation FD Disclosure.

The October 1, 2026 press release announcing the changes to the Company’s Board is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01 - Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2026	JAMES HARDIE INDUSTRIES plc

	By:	/s/ Aoife Rockett
	Name:	Aoife Rockett
	Title:	Company Secretary